UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2006

Cytogen Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-14879	22-2322400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 College Road East, Suite 3100, Princeton, New Jersey 08540-5308

(Address of Principal Executive Offices) (Zip Code)

(609) 750-8200

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events.

Cytogen Corporation (the “Company”) is filing this Current Report on Form 8-K to incorporate by reference into the Company’s registration statements on Form S-3 and Form S-8 previously filed with the Securities and Exchange Commision, the consent of PricewaterhouseCoopers of their report in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, with respect to the financial statements of PSMA Development Company LLC, a joint venture between Progenics Pharmaceuticals, Inc. and the Company.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers, dated December 15, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 15, 2006

CYTOGEN CORPORATION

By:	/s/ William J. Thomas
Name:	William J. Thomas
Title:	Senior Vice President and General Counsel